Exhibit 99.1

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Robin N. Lowe Chief Financial Officer T: 1-345-815-9919 E: Robin.Lowe@AltisourceAMC.com

Altisource Asset Management Corporation Reports Fourth Quarter and Full Year 2014 Results

FREDERIKSTED, U.S. Virgin Islands, March 2, 2015 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE MKT: AAMC) announced today financial and operating results for the fourth quarter and full year of 2014. Net income attributable to stockholders for the fourth quarter of 2014 totaled $21.9 million, or $7.92 per diluted share, compared to a net loss attributable to stockholders of $0.4 million, or $0.17 per diluted share, for the fourth quarter of 2013.

Net income attributable to stockholders for the year ended December 31, 2014 totaled $59.7 million, or $21.07 per diluted share, compared to a net loss attributable to stockholders of $5.3 million, or $2.26 per diluted share, for the year ended December 31, 2013.

Chief Executive Officer George Ellison stated, “I am excited about the prospects of AAMC and look forward to accelerating the growth of Residential and developing additional clients for AAMC.”

Fourth quarter 2014 highlights:

•
Accrued incentive management fees from Residential of $23.8 million as a result of the $0.55 per share dividend declared by Residential to its shareholders including $4.3 million of accrued incentive fees based on a potential post-year end special dividend by Residential intended to distribute 100% of its 2014 REIT taxable income.

•	Managed the completion of Residential’s second non-performing loan securitization transaction in November 2014.

•	Facilitated Residential’s realization of net proceeds from asset dispositions of $98.6 million representing an unlevered gain of 29%.

•	Managed Residential's acquisition of 287 NPLs and real estate owned properties having an aggregate market value of $46.7 million.

Full year 2014 highlights:

•	Earned incentive management fees of $67.9 million.

•	Managed Residential’s resolution of an aggregate of 4,923 mortgage loans, including 3,682 REO conversions, in 2014 versus 510 mortgage loans in 2013, representing an increase of 865%.

•	Facilitated Residential’s realization of net proceeds from asset dispositions of $233.9 million representing an unlevered gain of 31%.

•	Managed an increase in Residential’s maximum aggregate borrowing capacity to $1.6 billion, including securitizations, versus $750.0 million at the end of 2013.

Recent developments:

•	Continued to build AAMC’s management team with the appointment of George Ellison as Chief Executive Officer and Ashish Pandey as Executive Chairman.

•
Added two new mortgage loan servicers for Residential. Residential transferred $485 million of unpaid principal balance to Fay Servicing on February 28, 2015 and is in the process of transferring an additional $585 million of unpaid principal balance to BSI Financial Services in April 2015.

•	Increased the number of properties in Residential’s rental portfolio to 653 as of February 28, 2015; renting properties at a rate of 82 per month in 2015 versus 40 per month in the second half of 2014

Webcast and conference call

The Company expects to host a webcast and conference call on Monday, March 9, 2015, at 11:30 a.m. Eastern Time to discuss its financial results for the fourth quarter and full year of 2014. The conference call will be webcast live over the internet from the Company’s website at www.altisourceamc.com and can be accessed by clicking on the “Shareholders” link.

About AAMC

AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles. Additional information is available at www.altisourceamc.com.

Forward-looking statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. AAMC undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC’s ability to implement its business plan; AAMC’s ability to leverage strategic relationships on an efficient and cost-effective basis; its ability to compete; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity and financing; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of AAMC’s Annual Reports on Form 10-K, its quarterly reports on Form 10-Q and its other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended December 31, 2014	Three months ended December 31, 2013	Year ended December 31, 2014	Year ended December 31, 2013

Revenues:
Rental revenues	$845	$30	$1,564	$36
Net unrealized gain on mortgage loans	91,924	35,129	350,822	61,092
Net realized gain on mortgage loans	21,899	6,467	55,766	10,482
Net realized gain on re-performing mortgage loans	2,469	—	2,771	—
Net realized gain on real estate	4,938	—	9,482	—
Interest income	136	319	2,893	687
Total revenues	122,211	41,945	423,298	72,297
Expenses:
Residential property operating expenses	12,468	492	26,018	767
Real estate depreciation and amortization	603	21	1,067	25
Real estate selling costs and impairment	13,013	(26)	21,788	184
Mortgage loan servicing costs	18,593	6,630	68,181	10,418
Interest expense	11,295	3,405	35,647	4,568
General and administrative	4,313	7,467	19,891	18,265
Related party general and administrative	888	2,715	5,485	3,767
Total expenses	61,173	20,704	178,077	37,994
Other income (expense)	3,035	6	5,407	—
Income before income taxes	64,073	21,247	250,628	34,303
Income tax expense	668	—	2,096	—
Net income	63,405	21,247	248,532	34,303
Net income attributable to noncontrolling interest in consolidated affiliate	(41,482)	(21,644)	(188,853)	(39,596)
Net income attributable to common stockholders	$21,923	$(397)	$59,679	$(5,293)

Earnings per share of common stock – basic:
Earnings per basic share	$9.99	$(0.17)	$26.31	$(2.26)
Weighted average common stock outstanding – basic	2,189,318	2,346,993	2,261,968	2,346,993
Earnings per share of common stock – diluted:
Earnings per diluted share	$7.92	$(0.17)	$21.07	$(2.26)
Weighted average common stock outstanding – diluted	2,768,300	2,346,993	2,832,188	2,346,993

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	December 31, 2014	December 31, 2013
Assets:
Real estate held for use:
Land (from consolidated VIE)	$14,424	$478
Rental residential properties (net of accumulated depreciation of $1,062 and $24, respectively - from consolidated VIE)	60,908	3,092
Real estate owned (from consolidated VIE)	457,045	32,332
Total real estate held for use, net	532,377	35,902
Real estate assets held for sale (from consolidated VIE)	92,230	1,186
Mortgage loans at fair value (from consolidated VIE)	1,959,044	1,207,163
Mortgage loans held for sale (from consolidated VIE)	12,535	—
Cash and cash equivalents (including from consolidated VIE $66,166 and $115,988, respectively)	116,782	140,000
Restricted cash (from consolidated VIE)	13,282	5,878
Accounts receivable (including from consolidated VIE $10,313 and $1,428, respectively)	11,068	1,428
Related party receivables (from consolidated VIE)	17,491	9,260
Deferred leasing and financing costs, net (from consolidated VIE)	4,251	2,293
Prepaid expenses and other assets (including from consolidated VIE $373 and $1,542, respectively)	1,638	1,994
Total assets	$2,760,698	$1,405,104
Liabilities:
Repurchase agreements (from consolidated VIE)	$1,015,000	$602,382
Other secured borrowings (from consolidated VIE)	324,082	—
Accounts payable and accrued liabilities (including from consolidated VIE $11,678 and $4,952, respectively)	16,726	6,872
Related party payables (including from consolidated VIE $4,879 and $1,409, respectively)	6,169	2,883
Total liabilities	1,361,977	612,137
Commitments and contingencies
Redeemable preferred stock:
Preferred stock, $0.01 par value, 250,000 shares issued and outstanding as of December 31, 2014 and none issued or outstanding as of December 31, 2013; redemption value $250,000	248,927	—
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; 2,452,101 and 2,188,136 shares issued and outstanding, respectively as of December 31, 2014 and 2,354,774 shares issued and outstanding as of December 31, 2013	25	24
Additional paid-in capital	14,152	12,855
Retained earnings (accumulated deficit)	54,174	(5,339)
Treasury stock, at cost, 263,965 shares as of December 31, 2014 and none as of December 31, 2013	(245,468)	—
Total stockholders' equity (deficit)	(177,117)	7,540
Noncontrolling interest in consolidated affiliate	1,326,911	785,427
Total equity	1,149,794	792,967
Total liabilities and equity	$2,760,698	$1,405,104

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended December 31, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$845	$—	$—	$—	$845
Net unrealized gain on mortgage loans	91,924	—	—	—	91,924
Net realized gain on mortgage loans	21,899	—	—	—	21,899
Net realized gain on re-performing mortgage loans	2,469	—	—	—	2,469
Net realized gain on real estate	4,938	—	—	—	4,938
Interest income	136	156	—	(156)	136
Incentive management fee	—	—	23,820	(23,820)	—
Expense reimbursements	—	—	1,431	(1,431)	—
Total revenues	122,211	156	25,251	(25,407)	122,211
Expenses:
Residential property operating expenses	12,468	—	—	—	12,468
Real estate depreciation and amortization	603	—	—	—	603
Real estate selling costs and impairment	13,013	—	—	—	13,013
Mortgage loan servicing costs	18,593	—	—	—	18,593
Interest expense	11,460	—	—	(165)	11,295
General and administrative	1,382	3,787	(856)	—	4,313
Related party general and administrative	25,401	210	528	(25,251)	888
Total expenses	82,920	3,997	(328)	(25,416)	61,173
Other income	2,160	3,030	5	(2,160)	3,035
Income before income taxes	41,451	(811)	25,584	(2,151)	64,073
Income tax expense	(31)	—	699	—	668
Net income	41,482	(811)	24,885	(2,151)	63,405
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(41,482)	(41,482)
Net income attributable to common stockholders	$41,482	$(811)	$24,885	$(43,633)	$21,923

Altisource Asset Management Corporation
Consolidating Statement of Operations
Year ended December 31, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$1,564	$—	$—	$—	$1,564
Net unrealized gain on mortgage loans	350,822	—	—	—	350,822
Net realized gain on mortgage loans	55,766	—	—	—	55,766
Net realized gain on re-performing mortgage loans	2,771	—	—	—	2,771
Net realized gain on real estate	9,482	—	—	—	9,482
Interest income	2,893	156	—	(156)	2,893
Incentive management fee	—	—	67,949	(67,949)	—
Expense reimbursements	—	—	7,011	(7,011)	—
Total revenues	423,298	156	74,960	(75,116)	423,298
Expenses:
Residential property operating expenses	26,018	—	—	—	26,018
Real estate depreciation and amortization	1,067	—	—	—	1,067
Real estate selling costs and impairment	21,788	—	—	—	21,788
Mortgage loan servicing costs	68,181	—	—	—	68,181
Interest expense	35,812	—	—	(165)	35,647
General and administrative	7,047	4,168	8,676	—	19,891
Related party general and administrative	77,030	941	2,474	(74,960)	5,485
Total expenses	236,943	5,109	11,150	(75,125)	178,077
Other income	2,543	5,015	9	(2,160)	5,407
Income before income taxes	188,898	62	63,819	(2,151)	250,628
Income tax expense	45	—	2,051	—	2,096
Net income	188,853	62	61,768	(2,151)	248,532
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(188,853)	(188,853)
Net income attributable to common stockholders	$188,853	$62	$61,768	$(191,004)	$59,679

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended December 31, 2013
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$30	$—	$—	$—	$30
Net unrealized gain on mortgage loans	35,129	—	—	—	35,129
Net realized gain on mortgage loans	6,467	—	—	—	6,467
Interest income	319	—	—	—	319
Incentive management fee	—	—	4,829	(4,829)	—
Expense reimbursements	—	—	2,040	(2,040)	—
Total revenues	41,945	—	6,869	(6,869)	41,945
Expenses:
Residential property operating expenses	492	—	—	—	492
Real estate depreciation and amortization	21	—	—	—	21
Real estate selling costs and impairment	(26)	—	—	—	(26)
Mortgage loan servicing costs	6,630	—	—	—	6,630
Interest expense	3,405	—	—	—	3,405
General and administrative	1,728	77	5,662	—	7,467
Related party general and administrative	8,057	—	1,527	(6,869)	2,715
Total expenses	20,307	77	7,189	(6,869)	20,704
Other income	6	—	—	—	6
Net income (loss)	21,644	(77)	(320)	—	21,247
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(21,644)	(21,644)
Net income (loss) attributable to common stockholders	$21,644	$(77)	$(320)	$(21,644)	$(397)

Altisource Asset Management Corporation
Consolidating Statement of Operations
Year ended December 31, 2013
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$36	$—	$—	$—	$36
Net unrealized gain on mortgage loans	61,092	—	—	—	61,092
Net realized gain on mortgage loans	10,482	—	—	—	10,482
Interest income	687	—	—	—	687
Incentive management fee	—	—	4,880	(4,880)	—
Expense reimbursements	—	—	5,411	(5,411)	—
Total revenues	72,297	—	10,291	(10,291)	72,297
Expenses:
Residential property operating expenses	767	—	—	—	767
Real estate depreciation and amortization	25	—	—	—	25
Real estate selling costs and impairment	184	—	—	—	184
Mortgage loan servicing costs	10,418	—	—	—	10,418
Interest expense	4,568	—	—	—	4,568
General and administrative	4,208	77	13,980	—	18,265
Related party general and administrative	12,531	—	1,527	(10,291)	3,767
Total expenses	32,701	77	15,507	(10,291)	37,994
Other expense	—	—	—	—	—
Net income (loss)	39,596	(77)	(5,216)	—	34,303
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(39,596)	(39,596)
Net income (loss) attributable to common stockholders	$39,596	$(77)	$(5,216)	$(39,596)	$(5,293)

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2014
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Assets:
Real estate held for use:
Land	$14,424	$—	$—	$—	$14,424
Rental residential properties, net	60,908	—	—	—	60,908
Real estate owned	457,045	—	—	—	457,045
Total real estate held for use, net	532,377	—	—	—	532,377
Real estate assets held for sale	92,230	—	—	—	92,230
Mortgage loans	1,959,044	—	—	—	1,959,044
Mortgage loans held for sale	12,535	—	—	—	12,535
Cash and cash equivalents	66,166	6,026	44,590	—	116,782
Restricted cash	13,282	—	—	—	13,282
Accounts receivable	10,313	919	1	(165)	11,068
Related party receivables	17,491	14,991	28,512	(43,503)	17,491
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	4,251	—	—	—	4,251
Prepaid expenses and other assets	373	3	1,262	—	1,638
Total assets	$2,726,062	$21,939	$76,365	$(63,668)	$2,760,698
Liabilities:
Repurchase agreements	$1,015,000	$—	$—	$—	$1,015,000
Other secured borrowings	339,082	—	—	(15,000)	324,082
Accounts payable and accrued liabilities	11,678	3,173	2,040	(165)	16,726
Related party payables	33,391	941	349	(28,512)	6,169
Total liabilities	1,399,151	4,114	2,389	(43,677)	1,361,977
Commitments and contingencies	—	—	—	—	—
Preferred stock	—	—	248,927	—	248,927
Equity:
Common stock	572	—	25	(572)	25
Additional paid-in capital	1,227,091	20,000	14,152	(1,247,091)	14,152
Retained earnings (accumulated deficit)	99,248	(2,175)	56,340	(99,239)	54,174
Treasury stock	—	—	(245,468)	—	(245,468)
Total stockholders' equity (deficit)	1,326,911	17,825	(174,951)	(1,346,902)	(177,117)
Noncontrolling interest in consolidated affiliate	—	—	—	1,326,911	1,326,911
Total equity (deficit)	1,326,911	17,825	(174,951)	(19,991)	1,149,794
Total liabilities and equity	$2,726,062	$21,939	$76,365	$(63,668)	$2,760,698

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2013
(In thousands, unaudited)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Real estate held for use:
Land	$478	$—	$—	$—	$478
Rental residential properties, net	3,092	—	—	—	3,092
Real estate owned	32,332	—	—	—	32,332
Total real estate held for use, net	35,902	—	—	—	35,902
Real estate assets held for sale	1,186	—	—	—	1,186
Mortgage loans	1,207,163	—	—	—	1,207,163
Cash and cash equivalents	115,988	19,923	4,089	—	140,000
Restricted cash	5,878	—	—	—	5,878
Accounts receivable	1,428	—	—	—	1,428
Related party receivables	9,260	—	4,486	(4,486)	9,260
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	2,293	—	—	—	2,293
Prepaid expenses and other assets	1,542	—	452	—	1,994
Total assets	$1,398,640	$19,923	$11,027	$(24,486)	$1,405,104
Liabilities:
Repurchase agreement	$602,382	$—	$—	$—	$602,382
Accounts payable and accrued liabilities	4,952	—	1,920	—	6,872
Related party payables	5,879	—	1,490	(4,486)	2,883
Total liabilities	613,213	—	3,410	(4,486)	612,137
Commitments and contingencies	—	—	—	—	—
Equity:
Common stock	423	—	24	(423)	24
Additional paid-in capital	758,584	20,000	12,855	(778,584)	12,855
Retained earnings (accumulated deficit)	26,420	(77)	(5,262)	(26,420)	(5,339)
Total stockholders' equity	785,427	19,923	7,617	(805,427)	7,540
Noncontrolling interest in consolidated affiliate	—	—	—	785,427	785,427
Total equity	785,427	19,923	7,617	(20,000)	792,967
Total liabilities and equity	$1,398,640	$19,923	$11,027	$(24,486)	$1,405,104